UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2011

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 21, 2011, H.B. Fuller Company (the “Company”) and Forbo Holding AG (“Forbo”) entered into a Master Purchase Agreement (the “Master Purchase Agreement”) pursuant to which the Company will acquire Forbo’s global industrial adhesives and synthetic polymers business (the “Business”). The Company or its designated subsidiaries will purchase Forbo’s subsidiaries that operate the Business and will directly purchase certain assets used in the Business that are not owned by such subsidiaries. Pursuant to the Master Purchase Agreement, the Company will pay Forbo 370 million Swiss Francs, or approximately $395 million at current exchange rates, to purchase the Business on a cash-free and debt-free basis. The purchase price will be paid in cash at closing and the Company intends to finance the purchase price through a private placement and syndicated bank loan markets prior to closing.

The boards of directors of the Company and Forbo have separately adopted resolutions approving the Master Purchase Agreement and related transactions. Consummation of the transactions, which is currently anticipated to occur in March 2012, is subject to certain closing conditions, including the absence of a material adverse change to the Business (as defined in the Master Purchase Agreement) and regulatory approvals.

The foregoing summary of the Master Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Master Purchase Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the Company’s press release announcing the execution of the Master Purchase Agreement is attached to this report as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description

2.1	Master Purchase Agreement, dated as of December 21, 2011, between Forbo Holding AG and H.B. Fuller Company

99.1	Press Release, dated December 21, 2011, issued by H.B. Fuller Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

Date: December 22, 2011	By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

No.	Description

2.1	Master Purchase Agreement, dated as of December 21, 2011, between Forbo Holding AG and H.B. Fuller Company

99.1	Press Release, dated December 21, 2011, issued by H.B. Fuller Company